                                                                    EXHIBIT 99.1

                               LETTER OF TRANSMITTAL

                         ASBURY AUTOMOTIVE GROUP, INC.
                          OFFER FOR ALL OUTSTANDING 9%
                       SENIOR SUBORDINATED NOTES DUE 2012
                                IN EXCHANGE FOR
                     UP TO $250,000,000 PRINCIPAL AMOUNT OF
                     9% SENIOR SUBORDINATED NOTES DUE 2012
                   PURSUANT TO THE PROSPECTUS, DATED   , 2002

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON   ,
   2002, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

BY REGISTERED OR CERTIFIED      BY OVERNIGHT COURIER:              BY HAND:                   BY FACSIMILE:
           MAIL:                The Bank of New York         The Bank of New York         The Bank of New York
   The Bank of New York       Reorganization Department         Reorganization          Reorganization Department
    Attn: Diane Amoroso          Attn: Diane Amoroso              Department               Attn: Diane Amoroso
15 Broad Street, 16th Floor  15 Broad Street, 16th Floor      Attn: Diane Amoroso            (212) 235-2261
 New York, New York 10007     New York, New York 10007    15 Broad Street, 16th Floor     CONFIRM BY TELEPHONE:
                                                           New York, New York 10007          (212) 235-2353

                             FOR INFORMATION, CALL:
                                 (212) 235-2353

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that he or she has received the prospectus,
dated   , 2002 (the "Prospectus"), of Asbury Automotive Group Inc., a Delaware
corporation, (the "Company"), and this letter of transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $250,000,000 of registered 9% senior subordinated notes due 2012 (the "New Notes") of the Company for an equal principal amount of the Company's outstanding 9% senior subordinated notes due 2012 (the "Original Notes"). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

    For each Original Note accepted for exchange, the holder of such Original Note will receive a New Note having a principal amount equal to that of the surrendered Original Note. Interest on the New Notes will accrue at a rate of 9% per annum and be payable semiannually in arrears on each June 15 and December 15, commencing December 15, 2002. The New Notes will mature on
June 15, 2012. The terms of the New Notes are substantially identical to the terms of the Original Notes, except that the New Notes will not contain terms with respect to transfer restrictions and will not require the Company to consummate a registered Exchange Offer.

    If (i) neither a registration statement relating to the Exchange Offer (the "Exchange Offer Registration Statement") nor a shelf registration statement with respect to the Original Notes (the "Shelf Registration Statement") and, together with the Exchange Offer Registration Statement, the "Registration Statements") has been filed on or prior to 90 days after the original issue date of the Original Notes, (ii) any of such Registration Statements is not declared effective on or prior to 180 days after the original issue date of the Original Notes (the "Effectiveness Target Date"), (iii) the

Company fails to consummate the Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) the Shelf Registration Statement or the Exchange Offer Registration is declared effective but thereafter ceases to be effective or usable in connection with resales of transfer restricted securities (as defined in the Prospectus) during the periods specified (each such event referred to in clauses (i) to (iv) above, a "Registration Default"), then commencing on the day after the occurrence of such Registration Default, the Company shall pay Special Interest on the Original Notes at a rate per annum equal to $.05 per week per $1,000 principal amount of the Original Notes held, which rate shall increase by an additional $.05 per week per $1,000 principal amount of the Original Notes on the first day of any subsequent 90-day period that the Registration Default remains uncured up to a maximum rate equal to $.50 per week per $1,000 principal amount of Original Notes. Following the cure of all Registration Defaults, the accrual of Special Interest will cease.

    The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Original Notes of any extension as promptly as practicable by oral or written notice thereof.

    This Letter is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of Original Notes, if available, is to be made by book-entry transfer to the account maintained by the Bankers Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

                                         DESCRIPTION OF ORIGINAL NOTES
                                                                1                  2                  3
                                                                               AGGREGATE
                                                                           PRINCIPAL AMOUNT
                                                                           OF ORIGINAL NOTES  PRINCIPAL AMOUNT
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)         CERTIFICATE      REPRESENTED BY    OF ORIGINAL NOTES
              (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*         CERTIFICATE        TENDERED**
                                                              TOTAL
 * Need not be completed if Original Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original
   Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See
   Instruction 1.

/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________
Account Number ________________________ Transaction Code Number ________________

/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) ________________________________________________
Window Ticket Number (if any) __________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Institution which guaranteed delivery __________________________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number ________________________ Transaction Code Number ________________

/ / CHECK HERE IF YOU ARE A BROKER DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________
       _________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933 (the "Securities Act"), of the Company.

    The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such New Notes are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Original Notes is an affiliate of the Company, and is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes to the undersigned at the address shown above in the box entitled "Description of Original Notes."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates of Original Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
  Issue New Notes and/or Original Notes to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

  / / Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ____________________________________________________________________________
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates of Original Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Original Notes" on this Letter above.

  Mail New Notes and/or Original Notes to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________
  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                                 PLEASE SIGN HERE
                                    (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                           (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

x:                                                                                                          , 2002

                           x:                                                      , 2002
               (SIGNATURE(S) OF OWNER(S))                                          (DATE)

Area Code and Telephone Number:
    If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

                                                     Name(s):
                                              (PLEASE TYPE OR PRINT)

Capacity:

                                                     Address:
                                               (INCLUDING ZIP CODE)

                                               SIGNATURE GUARANTEE
                                          (IF REQUIRED BY INSTRUCTION 3)

Signature Guaranteed by
an Eligible Institution:
                                              (AUTHORIZED SIGNATURE)

                                                     (TITLE)

                                                 (NAME AND FIRM)

Dated: , 2002

                                  INSTRUCTIONS

       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
              REGISTERED 9% SENIOR SUBORDINATED NOTES DUE 2012 FOR
UP TO $250,000,000 PRINCIPAL AMOUNT OF OUTSTANDING 9% SENIOR SUBORDINATED NOTES
                                    DUE 2012
                        OF ASBURY AUTOMOTIVE GROUP, INC.

1. DELIVERY OF THIS LETTER AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES.

    This Letter is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

    Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed letter of transmittal (or facsimile thereof) and notice of guaranteed delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the letter of transmittal (or facsimile thereof), together with the certificate or certificates representing the Original Notes to be tendered in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution (as defined below) with the Exchange Agent, and (iii) such properly completed and executed letter of transmittal (or facsimile thereof), as well as the certificate or certificates representing all tendered Original Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

    The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No letter of transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

    See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS.

    If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes--Principal Amount of Original Notes Tendered." A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that they have accepted the tender of Original Notes pursuant to the Exchange Offer;
(ii) specify the name of the Original Notes; (iii) contain a description of the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

    If this Letter is signed by a person other than the registered holder or holders of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Original Notes.

    If the Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with the Letter.

    Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National

Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Original Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

    An exchange of Original Notes for New Notes will not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest, including any Special Interest, on a note to a holder be subject to backup withholding unless such holder provides the Company (as payor) or other payor with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount between 28% and 31%, depending on the year, of all reportable payments of principal and interest, including any Special Interest.

    Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    To prevent backup withholding on reportable payments of principal and interest, including any Special Interest, by the Company (when acting as payor), each tendering holder of Original Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes "applied for" on that form, backup withholding at a rate between 28% and 31%, depending on the year, will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.

    Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6. TRANSFER TAXES.

    Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS.

    The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

    Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                  PAYOR'S NAME: ASBURY AUTOMOTIVE GROUP, INC.

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 SUBSTITUTE                                  PART 1--PLEASE PROVIDE        TIN: ----------------
                                             YOUR TIN IN THE BOX AT        Social Security Number or
                                             RIGHT AND CERTIFY BY          Employer Identification Number
                                             SIGNING AND DATING BELOW
 ------------------------------------------------------------------------------------------------------------
 FORM W-9                                    PART 2--TIN Applied For / /
 ------------------------------------------------------------------------------------------------------------
 Department of the Treasury                  CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
 Internal Revenue Service

 Payer's Request for Taxpayer                (1) The number shown on this form is my correct Taxpayer
 Identification Number ("TIN")               Identification Number (or I am waiting for a number to be issued
 and Certification                           to me),

                                             (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all
                                             interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                             (3) I am a U.S. person (including a U.S. resident alien).

                                             Signature Date
 ------------------------------------------------------------------------------------------------------------
 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.
 ------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

 ------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
  Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, between 28% and 31%, depending on the year, of all reportable payments made to me thereafter will be withheld until I provide a number.
  Signature ______________________________________________ Date______________
  ---------------------------------------------------------------------------